UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 9, 2011

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Amendment and Restatement of Certificate of Incorporation

On February 9, 2011, BG Medicine, Inc. (“we,” “us,” “our”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the initial public offering of shares of our common stock. Our board of directors and stockholders previously approved the Restated Certificate to be filed in connection with, and to be effective upon, the closing of our initial public offering. The Restated Certificate amends and restates in its entirety our amended and restated certificate of incorporation to, among other things:

•

authorize 100,000,000 shares of common stock; holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights; subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our board of directors out of funds legally available for dividend payments; holders of common stock have no preferences or rights of conversion, exchange, pre-emption or other subscription rights; there are no redemption or sinking fund provisions applicable to the common stock; in the event of any liquidation, dissolution or winding-up of our affairs, holders of common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any;

•

eliminate all references to the previously existing series of preferred stock and authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by our board of directors without further stockholder authorization in one or more series upon the terms, limitations, voting rights, relative rights and preferences and variations designated by our board of directors; if issued, preferred stock would have priority over common stock with respect to dividends and other distributions, including the distribution of assets upon liquidation; although we have no present plans to issue any shares of preferred stock, the issuance of shares of preferred stock, or the issuance of rights to purchase such shares, could decrease the amount of earnings and assets available for distribution to the holders of common stock, could adversely affect the rights and powers, including voting rights, of the common stock, and could have the effect of delaying, deterring or preventing a change of control of us or an unsolicited acquisition proposal;

•

establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•	permit our board of directors to alter, amend or repeal the bylaws without obtaining stockholder approval;
•

require the approval of at least 80% of the shares entitled to vote at an election of directors to adopt, amend or repeal the bylaws or repeal the provisions of the Restated Certificate regarding the election and removal of directors and the inability of stockholders to take action by written consent in lieu of a meeting, among other provisions;

•	require the approval of at least 80% of the shares entitled to vote at an election of directors to remove directors with cause;
•	prohibit the removal of directors without cause;
•

provide that special meetings of stockholders may be called only by our board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•	prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a duly called annual or special meeting of our stockholders; and
•	provide for the indemnification of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

The description of the Restated Certificate set forth above is qualified in its entirety by reference to the full and complete Restated Certificate, a copy of which is attached hereto and incorporated by reference herein as Exhibit 3.1 to this Current Report on Form 8-K.

Amendment and Restatement of Bylaws

On February 9, 2011, in connection with the closing of our initial public offering, our amended and restated bylaws (the “Restated Bylaws”) became effective. Our board of directors and stockholders previously approved the Restated Bylaws to become effective upon the closing of our initial public offering. The Restated Bylaws amend and restate in their entirety our bylaws to, among other things:

•

establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election;

•	permit our board of directors to alter, amend or repeal the bylaws without obtaining stockholder approval;
•	require the approval of at least 80% of the shares entitled to vote at an election of directors to adopt, amend or repeal the bylaws;
•	prohibit stockholder action by written consent in lieu of a meeting, thereby requiring all stockholder actions to be taken at a duly called annual or special meeting of our stockholders;
•	require the approval of at least 80% of the shares entitled to vote at an election of directors to remove directors with cause;
•	prohibit the removal of directors without cause;
•

provide that special meetings of stockholders may be called only by our board of directors acting pursuant to a resolution adopted by a majority of the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships;

•

establish advance notice requirements for nominations for election to our board of directors and for proposals to be acted upon at stockholder meetings; for example, the Restated Bylaws require that, except in certain cases, to be timely, a stockholder’s notice submitting a proposal or director nomination for consideration at our annual stockholder meeting must be delivered to our corporate Secretary at our principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 30 days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us;

•	set forth the rights, powers and manner of acting of our board of directors and officers;
•	permit our board of directors to create committees of the board of directors; and
•	provide for the indemnification of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law.

The description of the Restated Bylaws set forth above is qualified in its entirety by reference to the full and complete Restated Bylaws, a copy of which is attached hereto and incorporated by reference herein as Exhibit 3.2 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On February 9, 2011, we closed our initial public offering of 5,750,000 shares of our common stock at a price of $7.00 per share, less underwriting discounts and commissions. The initial public offering included the sale of 750,000 shares pursuant to the underwriters’ over-allotment option. A copy of the press release announcing the information contained in this Item 8.01 is being filed herewith as Exhibit 99.1 and the information contained therein is incorporated by reference into this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Restated Certificate of Incorporation of BG Medicine, Inc. effective as of February 9, 2011.

3.2	Restated Bylaws of BG Medicine, Inc. effective as of February 9, 2011.

99.1	Press release dated February 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: February 11, 2011	/s/ Michael W. Rogers
Michael W. Rogers EVP & Chief Financial Officer